                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        DATE OF REPORT - FEBRUARY 7, 2003
                        (Date of earliest event reported)



                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)



       PENNSYLVANIA                    1-14131                    23-2472830
(State of incorporation)        (Commission file number)        (IRS employer
                                                                identification
                                                                number)





                88 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)
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This Form 8-K/A amends and restates in its entirety the Form 8-K of Alkermes,
Inc. dated February 7, 2003 and filed February 10, 2003.

ITEM 5.       OTHER EVENTS

              On February 10, 2003, the registrant issued a press release announcing the adoption of a shareholder rights plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

              The description and terms of the new Rights are set forth in the Rights Agreement, dated as of February 7, 2003, by and between Alkermes, Inc. and EquiServe Trust Company, N.A., as Rights Agent, a copy of which is hereby filed as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c)     Exhibits

                      A press release announcing the adoption of a shareholder rights plan is filed as Exhibit 99.1 to this Report.*

                      A Rights Agreement, dated as of February 7, 2003, between Alkermes, Inc. and EquiServe Trust Company, N.A., which includes as Exhibit B thereto the Form of Rights Certificate, is attached hereto as Exhibit 99.2.

* Previously filed as an exhibit to the Form 8-K of Alkermes, Inc. dated February 7, 2003 and filed February 10, 2003.
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                                   SIGNATURES

              Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 12, 2003                   Alkermes, Inc.



                                            By:   /s/ James M. Frates
                                                 -------------------------------
                                                 James M. Frates
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer
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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.                   Exhibit
-----------                   -------
99.1*                 Alkermes, Inc. Press Release issued February 10, 2003

99.2                  Rights Agreement, dated as of February 7, 2003, between
                      Alkermes, Inc. and EquiServe Trust Company, N.A., as
                      Rights Agent

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated February 7, 2003 and filed February 10, 2003.